Exhibit 10.24

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL, AND THE REGISTRANT TREATS SUCH INFORMATION AS PRIVATE AND CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EQUITY PAYMENT AGREEMENT

THIS AGREEMENT is dated this 5th day of June, 2025.

BETWEEN:

SILVER VALLEY METALS CORP., a corporation incorporated under the laws of Idaho

(“Silver Valley”)

AND:

BUNKER HILL MINING CORP., a corporation incorporated under the laws of Nevada

(the “Company”)

AND:

C & E TREE FARM, L.L.C., a limited liability company organized under the laws of Idaho

(the “Vendor”)

WHEREAS:

A.	as at the date hereof, Silver Valley holds an option to purchase real property owned by the Vendor for US$3,129,500.00[1] (the “Purchase Price”) pursuant to the terms of that certain Option Agreement to Purchase Real Estate between Silver Valley and the Vendor dated March 3, 2023, as amended (the “Option Agreement”);

B.	Silver Valley is a wholly-owned subsidiary of the Company;

C.	in partial payment and satisfaction of a portion of the Purchase Price in the aggregate amount of US$500,000 (the “Payment Amount”), subject to adjustment under the Option Agreement, the Company wishes to issue to the Vendor, or as directed by the Vendor, and the Vendor wishes to accept as partial payment of the Purchase Price under the Option Agreement, 4,761,905 units of the Company (the “Units”) in accordance with the terms and conditions set forth in this Agreement; and

D.	each Unit will consist of one share of common stock (a “Common Share”) of the Company (a “Unit Share”) and one-half of one non-transferable Common Share purchase warrant (a “Warrant”), with each whole Warrant entitling the holder to purchase one Common Share (a “Warrant Share” and, together with the Unit Shares and the Warrants, the “Securities”) at an exercise price of C$0.25 (US$0.175) per Warrant Share for a period of three (3) years following the date of issuance.

1 The aggregate Purchase Price shall be reduced by a sum equal to one-half (1/2) of all Rent payments made by the Silver Valley under that certain Commercial Lease Agreement, dated March 3, 2023 and all other partial payments credited to the Purchase Price.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Payment in Equity. Subject to the approval of the TSX Venture Exchange (the “Exchange”) of the transactions contemplated herein (the “Exchange Acceptance”), the Company hereby agrees to issue the Units to the Vendor, or as directed by the Vendor, and the Vendor hereby agrees to accept the Units at a deemed price of US$0.105 per Unit in full and complete payment and satisfaction of the Payment Amount or such portion thereof as may result from adjustment provided in the Option Agreement.

2. Credit. The Vendor agrees that upon the issuance and delivery of the Units as contemplated herein, the Payment Amount shall be credited to the Purchase Price, and the Vendor shall have remised, released and forever discharged the Company, Silver Valley and their respective employees, agents, officers, directors, advisors, successors and assigns from any and all manner of actions, causes of action, suits, debts, sums of money, damages, costs, claims and demands of every nature, description and kind at law and in equity or under any statute, in any Canadian or foreign court, administrative body, mediation or arbitration proceeding, whether asserted or unasserted (collectively, an “Action”), which the Vendor has had and can, shall or may have, by reason of any fact, matter, cause or thing whatsoever existing up to and including the date hereof including, but without restricting the generality of the foregoing, for or by reason of anything arising from, in connection with or in any way related to the Payment Amount provided, however, that Vendor retains all rights under the Option Agreement in accordance with its terms. The Vendor further covenants and agrees not to:

(i)	assert any Action or claim of any nature or kind whatsoever against the Company or Silver Valley in relation to the Payment Amount; nor

(ii)	bring, take or maintain any Action in relation to the Payment Amount against any other party which might result in a claim for indemnity or contribution against the Company or Silver Valley.

3. Hold Period; Issuance of Securities. The Vendor acknowledges and agrees that the Securities will be subject to restrictions on resale and transfer in accordance with applicable U.S. securities laws. The Vendor further acknowledges and agrees that the Securities may be subject to additional resale restrictions based upon the Vendor’s jurisdiction of residence disclosed on its signature page hereto and the jurisdiction of residence of any proposed transferee of the Securities, and it is the responsibility of the Vendor to find out what these restrictions are and comply with same before selling, transferring or otherwise disposing of the Securities. The Vendor hereby acknowledges and agrees that the certificate or direct registration system (“DRS”) advice representing the Securities will bear such legends as is required with respect to any such restrictions on resale and transfer. The Warrants will be governed by the terms and conditions of the certificate in substantially the form attached as Exhibit A hereto (the “Warrant Certificate”).

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Vendor that:

(a)	the Company is a corporation duly incorporated and validly existing under the laws of Nevada;

(b)	as at the Closing Date (as defined below), the execution, delivery and performance of this Agreement, including the issuance of the Securities, will have been duly authorized by all necessary corporate action on the part of the Company;

(c)	the Company is not a party to, bound by, or subject to any agreement, indenture, mortgage, lease, instrument, order, judgment, decree, or any provision of its constating documents, which would be violated, contravened or infringed by the execution and delivery of this Agreement by the Company or the performance of its obligations under this Agreement;

(d)	(i) when issued and delivered in accordance with the terms and conditions of this Agreement, the Unit Shares will be validly issued and outstanding as fully paid and non-assessable Common Shares, (ii) when issued and delivered in accordance with the terms and conditions of this Agreement and the Warrant Certificate, the Warrants will be validly issued and outstanding as fully paid and non-assessable securities of the Company, and (iii) when issued and delivered in accordance with the terms and conditions of this Agreement and the Warrant Certificate, including the payment of the exercise price therefor, the Warrant Shares will be issued and outstanding as fully paid and non-assessable Common Shares;

(e)	no order preventing, ceasing or suspending trading in any securities of the Company or prohibiting the issue and sale of securities by the Company has been issued and is persisting, and no proceedings for either of such purposes have been instituted or, to the best of the knowledge of the Company, are pending, contemplated or threatened; and

(f)	the Company has not solicited the sale of the Securities to the Vendor through the use of general solicitation and has an established substantive relationship with the Vendor by virtue of the Option Agreement.

5. Representations, Warranties, Acknowledgements and Covenants of the Vendor. The Vendor hereby represents, warrants, acknowledges and covenants to the Company that the Vendor:

(a)	has not sold, assigned, charged, hypothecated, encumbered or otherwise transferred or disposed of the Property, as the term is described in the Option Agreement (or any part thereof), or any rights therein or thereto, to any other person or party;

(b)	has the requisite capacity, power and authority to execute and deliver this Agreement;

(c)	is not party to, bound by, or subject to any agreement, indenture, mortgage, lease, instrument, order, judgment or decree which would be violated, contravened or infringed by its execution and delivery of this Agreement or the performance of its obligations under this Agreement;

(d)	if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, the Exchange or other regulatory authority, the Vendor will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required; and

(e)	agrees that it is solely responsible for obtaining such legal, tax and other advice as it considers appropriate in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereunder and acknowledges that it has been afforded sufficient time to do so, and that Blakes, Cassels & Graydon LLP (“Blakes”) is acting solely as Canadian legal counsel to the Company and Blakes does not assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any of the information furnished to the Vendor in connection with its acquisition of the Units;

(f)	certifies that:

(i)	it is not resident in British Columbia and is resident, or if not an individual, has a head office, in the jurisdiction indicated on its signature page hereto and such address was not created and is not used solely for the purpose of acquiring the Units;

(ii)	it is acquiring the Units as principal;

(iii)	it is a “sophisticated investor” as that term is defined in United States court decisions and the rules, regulations, and decisions of the U.S. Securities and Exchange Commission (the “SEC”), and other legal authorities under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and is acquiring the Units for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of the Securities, except pursuant to sales registered or exempted from the U.S. Securities Act;

(iv)	its members and its members’ trustees, if applicable, are either “accredited investors,” as that term is defined Rule 501(a) of Regulation D under the U.S. Securities Act, or sophisticated persons as defined by Rule 506(b)(2)(ii) of the U.S. Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment; and

(v)	its investment in the Securities is not in response to a general solicitation of securities by the Company and that it has a substantive prior existing relationship by virtue of the Option Agreement.

(g)	acknowledges that:

(i)	no fractional Warrants will be issued and any fractional entitlements will be rounded down to the nearest whole Warrant;

(ii)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(iii)	there is no government or other insurance covering the Securities;

(iv)	there are risks associated with the acquisition of the Securities;

(v)	there are restrictions on the ability of the Vendor to resell the Securities and it is the responsibility of the Vendor to find out what those restrictions are and to comply with them before selling the Securities;

(vi)	the Company has advised the Vendor that it is relying on exemptions from registration provided by Section 4(a)(2), Rule 506(b) under the U.S. Securities Act and Idaho Code 30-14-202(14) of the Idaho Uniform Securities Act to sell securities;

(vii)	the Company has advised the Vendor that it is relying on an exemption from the requirements to provide the Vendor with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Vendor;

(viii)	the Vendor has been furnished, has carefully read, and has relied solely on the information provided herein and in Appendix B, attached hereto and incorporated herein by reference; and

(ix)	the Vendor has had an unrestricted opportunity to: (i) obtain additional information concerning the Company’s governing documents, the Units, the directors/officers, the Company, and any other matters relating directly or indirectly to the Vendor’s purchase of the Units; and (ii) ask questions of and receive answers from the directors/officers concerning the terms and conditions of the offering and to otherwise obtain the information necessary for the Vendor to make an informed investment decision.

6. Closing.

(a)	Upon the receipt of the Exchange Acceptance and satisfaction of the other terms and conditions of this Agreement, the Company shall (i) cause to be issued to the Vendor (a) a certificate or DRS advice representing the Unit Shares and (b) the Warrant Certificate representing the Warrants (the “Closing”), each dated the date of such issuance (the “Closing Date”), and (ii) cause such certificate, DRS advice or Warrant Certificate to be delivered to the Vendor at the address indicated in its signature page hereto.

(b)	All representations, warranties, acknowledgements and covenants of the parties contained in this Agreement will survive the Closing and, notwithstanding the Closing or any investigation made by or on behalf of either party, will continue in full force and effect, despite any investigation made by or on behalf of either party, for a period of two (2) years.

(c)	The obligation of the Vendor to complete the transactions contemplated under this Agreement is subject to the satisfaction at or prior to the Closing Date of the following conditions precedent:

(i)	all representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date; and

(ii)	the Company shall have delivered to the Vendor at Closing a certificate, DRS advice or Warrant Certificate, as applicable, representing the Unit Shares and the Warrants issuable hereunder, in full and complete satisfaction of the Payment Amount.

(d)	The conditions contained in Section 6(c) shall be for the benefit of the Vendor and may, without prejudice to any rights of the Vendor hereunder, be waived by the Vendor in writing, in whole or in part, at any time. In case any of the said conditions shall not be complied with through no act, default or omission of the Vendor or waived by the Vendor, at or before the Closing Date, the Vendor may terminate this Agreement, without liability of any party, by written notice to the Company.

(e)	The obligation of the Company to complete the transactions contemplated under this Agreement is subject to the satisfaction at or prior to the Closing Date of the following conditions precedent:

(i)	all representations and warranties of the Vendor contained in this Agreement shall be true and correct on the Closing Date;

(ii)	the Vendor will have complied with all covenants, agreements and conditions of Vendor contained in this Agreement;

(iii)	as at the Closing Date, there shall have been obtained the written consents and approvals, in form and substance satisfactory to the Company, acting reasonably, of any Company board or shareholder consents, governmental or regulatory agency or person whose consent to the transactions contemplated herein is required, including the Exchange Acceptance; and

(iv)	as at the Closing Date, all contingencies associated with the Company’s brokered offering (the “Offering”) shall have been met, including any minimum offering amounts or other conditions precedent of the closing of the Offering].

(f)	The conditions contained in Section 6(e) shall be for the benefit of the Company and may, without prejudice to any rights of the Company hereunder, be waived by the Company in writing, in whole or in part, at any time. In case any of the said conditions shall not be complied with through no act, default or omission of the Company or waived by the Company, at or before the Closing Date, the Company may terminate this Agreement, without liability of any party, by written notice to the Vendor.

7. Notices. Any notice, direction or other document required or permitted to be given pursuant to this Agreement shall, unless otherwise specifically provided, be given in writing and may be mailed, postage prepaid by registered mail, sent by facsimile transmission, email or personally served upon the appropriate party at the following addresses:

(a)	if to the Vendor:

C&E Tree Farm, LLC

P.O. Box 595

Bayview, ID 83803

[***]

Email: [***]

Attention: Chris Hansen, Member

With copy to:

Hawley Troxell

704 E. Sherman Ave.

Coeur d’Alene, ID 83814

[***]

Email: [***]

Attention: Greg Embrey

(b)	if to the Company or Silver Valley:

300 – 1055 West Hastings Street

Vancouver, BC V6E 2E9

Email: [***]

Attention: Gerbrand van Heerden, Chief Financial Officer & Corporate Secretary

With copy to:

Lyons O’Dowd, PLLC
703 E. Lakeside Ave.
Coeur d’Alene, ID 83814
[***]

Email: [***]
Attention: Luke O’Dowd

8. Amendments. The parties agree that no amendment to this Agreement shall be binding upon the parties unless it is in writing and executed by the parties.

9. Severability and Limitation. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

10. Entire Agreement. The provisions herein contained constitute the entire agreement between the parties hereto with respect to the matters described herein and supersede all previous communications, representations, understandings and agreements between the parties with respect to the subject matter hereof, whether verbal or written.

11. Assignment and Enurement. This Agreement and any rights herein or hereto shall not be assigned or otherwise transferred by any party without the consent of the other party. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

12. Further Actions. Each of the parties upon the request of the other party, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further documents acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

13. Governing Law. This Agreement will be governed by and construed in accordance with the laws of Idaho and the federal laws of the United States applicable therein, and the parties irrevocably hereby attorn to the jurisdiction of the courts of Idaho and all courts competent to hear appeals therefrom.

14. Counterparts and Delivery. This Agreement may be executed and delivered in two or more counterparts and by email or other electronic means. Each such counterpart and email copy or other electronic copy shall be deemed an original and together shall form one and the same instrument, bearing the date set forth on the face page hereof notwithstanding the date of execution.

15. Time of the Essence. Time is of the essence of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF the undersigned have caused this Agreement to be duly executed as of the date first written above.

Silver valley mining corp.

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	CEO

BUNKER HILL MINING CORP.

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	CEO

[Signature page to Equity Payment Agreement]

IN WITNESS WHEREOF the undersigned has caused this Agreement to be duly executed as of the date first written above.

C & E TREE FARM, L.L.C.

By:	/s/ Chris Hansen
Name:	Chris Hansen
Title:	Partner

By:	/s/ Seth Pommerening
Name:	Seth Pommerening
Title:	Member executor trust

REGISTRATION DETAILS

(Print name in which securities are to be issued, delivered and registered)

Registration Name: ____________________________

Jurisdiction of Residence: ____________________________

Registration Address: ____________________________

Delivery Address (if not the same as the address directly above): ____________________________

[Signature page to Equity Payment Agreement]

Appendix A

Form of Warrant Certificate

For all Warrants include the following legends:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT (AS DEFINED HEREIN) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF CLAUSES (C) AND (D) THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

THIS WARRANT CERTIFICATE, AND THE WARRANTS EVIDENCED HEREBY, WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE THE TIME OF EXPIRY (AS DEFINED BELOW).

For all Warrants issued to a person located in, or subject to applicable Canadian securities laws of, a province or territory of Canada, include the following legend:

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY AND THE SECURITIES UNDERLYING THIS SECURITY BEFORE [INSERT DATE WHICH IS 4 MONTHS AND ONE DAY FROM ISSUANCE], 2025.

BUNKER HILL MINING CORP.

NON-TRANSFERABLE COMMON STOCK PURCHASE WARRANT

Certificate No: 2025 – W [●]

Number of Warrants: [●]	Date: [●], 2025

1. Warrants to Purchase Common Stock. For value received by the undersigned, [NAME], [ADDRESS] (the “Holder”), is the registered holder of [●] common stock purchase warrants (the “Warrants”). Each Warrant will entitle the Holder to subscribe for and purchase one fully paid and non-assessable share of common stock (a “Warrant Share”) of Bunker Hill Mining Corp. (the “Corporation”) in lawful money of Canada at any time up to 5:00 p.m. Vancouver time on or before [●]2, 2028 (the “Time of Expiry”) at a purchase price of C$0.25 per Warrant Share for each Warrant represented hereby after which time such Warrant so exercised shall expire (the price at which one Warrant Share may be purchased hereunder from time to time being hereinafter referred to as the “Exercise Price”), all subject to adjustment as hereinafter provided in this Warrant certificate, all such adjustments being subject to the approval of the TSX Venture Exchange (except adjustments in relation to a stock split or consolidation). The Warrants may be exercised by surrendering this Warrant certificate, together with a subscription form in the form attached as Schedule “A” hereto duly completed and executed and a wire transfer, certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Corporation, at the Vancouver office of the Corporation at 300 – 1055 West Hastings Street, Vancouver, British Columbia, Canada, V6E 2E9, Attention: Brenda Dayton, Vice President – Investor Relations, or such other office or agency of the Corporation as it may designate by notice in writing delivered to the Holder. The Corporation will then issue that number of Warrant Shares specified in the subscription form as fully paid and non-assessable shares of the Corporation. In no event may the Holder exercise these Warrants in whole or in part unless the exercise is exempt from registration under the Securities Act of 1933, as amended (the “U.S. Securities Act”).

2. Partial Exercise. The Holder may subscribe for and purchase less than the full number of Warrant Shares entitled to be subscribed for and purchased hereunder. In the event that the Holder subscribes for and purchases less than the full number of Warrant Shares entitled to be subscribed for and purchased under this Warrant certificate prior to the Time of Expiry, the Corporation shall issue a new Warrant certificate to the Holder, in the same form as this Warrant certificate, representing the balance of the Warrants remaining unexercised. All Warrants shall rank pari passu, notwithstanding the actual date of issue thereof.

3. Delivery of Warrant Shares. Within five (5) business days of receipt of this Warrant certificate together with a subscription form duly completed and executed in the form attached as Schedule “A” hereto and a wire transfer, certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation, the Corporation shall deliver or cause to be delivered to the Holder certificates representing the Warrant Shares subscribed for and purchased by the Holder hereunder, and a replacement Warrant certificate, if any. Upon the due exercise of a Warrant, the Warrant shall be deemed tendered for purposes thereof by the Holder without further notice or action by the Holder, and all rights under such Warrant, other than the right to receive physical certificates or direct registration statements representing the Warrant Shares to which the Holder is entitled on such exercise, shall wholly cease and terminate and such Warrant shall be void and of no further effect or value.

4. No Rights of Shareholders. Nothing contained in this Warrant certificate (or in the Warrants evidenced hereby) shall be construed as conferring upon the Holder any right or interest whatsoever as a holder of shares of common stock of the Corporation (“Common Shares”) or any other right or interest except as herein expressly provided.

5. Adjustment of Subscription and Purchase Rights. Subject to the approval of the TSX Venture Exchange (except in relation to a stock split or consolidation), from and after the date hereof and prior to the Time of Expiry, the Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment as set forth below:

(a)	In case of any reclassification of the Common Shares or change of the Common Shares into other shares or securities, or in case of the consolidation, arrangement, merger, reorganization or amalgamation of the Corporation with or into any other corporation or entity which results in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares or securities, or in case of any transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another person (any such event being hereinafter referred to as a “Reclassification of Warrant Shares”), at any time prior to the Time of Expiry, the Holder shall, after the effective date of such Reclassification of Warrant Shares and upon exercise of the right to purchase Warrant Shares hereunder, subject to the approval of the TSX Venture Exchange, be entitled to receive, and shall accept, in lieu of the number of Warrant Shares to which the Holder was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the Holder would have been entitled to receive as a result of such Reclassification of Warrant Shares if, on the effective date thereof, the Holder had been the registered holder of the number of Warrant Shares to which the Holder was theretofore entitled upon such exercise. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the Holder of this Warrant certificate to the end that the provisions set forth in this Section 5 shall thereafter correspondingly be made applicable as nearly as may be reasonable in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants evidenced hereby.

2Blakes NTD: Insert date that is 3 years from issuance.

(b)	If and whenever at any time prior to the Time of Expiry the Corporation shall:

(i)	subdivide the Common Shares into a greater number of shares;

(ii)	consolidate the Common Shares into a lesser number of shares; or

(iii)	fix a record date for the issue of, or distribution to, or issue Common Shares, Participating Shares or Convertible Securities (as such terms are defined in Section 12) to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution on the Common Shares payable in Common Shares, Participating Shares or Convertible Securities,

(any such event being hereinafter referred to as “Capital Reorganization”) and any such event results in an adjustment in the Exercise Price pursuant to paragraph (c) below, the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(c)	If and whenever at any time prior to the Time of Expiry, the Corporation shall engage in a Capital Reorganization, the Exercise Price shall, on the effective date, in the case of a subdivision or consolidation, or on the record date, in the case of a stock dividend, be adjusted by multiplying the Exercise Price in effect on such effective date or record date by a fraction: (A) the numerator of which shall be the number of Common Shares and Participating Shares outstanding before giving effect to such Capital Reorganization; and (B) the denominator of which is the number of Common Shares and Participating Shares outstanding after giving effect to such Capital Reorganization. The number of Common Shares and Participating Shares outstanding shall include the deemed conversion into or exchange for Common Shares or Participating Shares of any Convertible Securities distributed by way of stock dividend or other such distribution. Such adjustment shall be made successively whenever any event referred to in this paragraph shall occur.

(d)	Any issue of Common Shares, Participating Shares or Convertible Securities by way of a stock dividend or other such distribution shall be deemed to have been made on the record date thereof for the purpose of calculating the number of outstanding Common Shares under paragraphs (e) and (f) below.

(e)	If and whenever at any time prior to the Time of Expiry, the Corporation shall fix a record date for the issuance or distribution of rights, options or warrants to all or substantially all the holders of Common Shares entitling them, for a period expiring not more than forty-five (45) days after such record date, to subscribe for or purchase Common Shares, Participating Shares or Convertible Securities at a price per share or security (or having a conversion or exchange price per share) of less than 95% of the Current Market Price (as such term is defined in Section 12) of the Common Shares on such record date (any such event being hereinafter referred to as a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of: (A) the number of Common Shares outstanding on such record date; and (B) a number determined by dividing whichever of the following is applicable by the Current Market Price of the Common Shares on the record date: (1) the amount obtained by multiplying the number of Common Shares or Participating Shares which the Holders of Warrant Shares are entitled to subscribe for or purchase by the subscription or purchase price; or (2) the amount obtained by multiplying the maximum number of Common Shares or Participating Shares which the holders of Common Shares are entitled to receive on the conversion or exchange of the Convertible Securities by the conversion or exchange price per share; and

(ii)	the denominator of which shall be the aggregate of: (A) the number of Common Shares outstanding on such record date; and (B) whichever of the following is applicable: (1) the number of Common Shares or Participating Shares which the holders of Common Shares are entitled to subscribe for or purchase; or (2) the maximum number of Common Shares or Participating Shares which the holders of Common Shares are entitled to receive on the conversion or exchange of the Convertible Securities, and if any such event results in an adjustment in the Exercise Price, the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Rights Offering is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price and the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall then be readjusted to the Exercise Price and number of Warrant Shares which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(f)	If and whenever at any time prior to the Time of Expiry, the Corporation shall fix a record date for the issue or distribution to all or substantially all the holders of Common Shares of:

(i)	shares of any class, whether of the Corporation or any other corporation;

(ii)	rights, options or warrants;

(iii)	evidences of indebtedness; or

(iv)	other assets or property;

and if such issue or distribution does not constitute a Capital Reorganization or a Rights Offering or does not consist of rights, options or warrants entitling the holders of Common Shares to subscribe for or purchase Common Shares, Participating Shares or Convertible Securities for a period expiring not more than forty-five (45) days after such record date and at a price per share (or having a conversion or exchange price per share) of at least 95% of the Current Market Price of the Common Shares on such record date (any such non-excluded event being hereinafter referred to as a “Special Distribution”) the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction: (I) the numerator of which shall be the amount by which (A) the amount obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date, exceeds (B) the fair market value (as determined by the directors of the Corporation, which determination shall be conclusive) to the holders of such Common Shares of such Special Distribution; and (II) the denominator of which shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price, and if any such event results in an adjustment in the Exercise Price, the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Special Distribution is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price and the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall then be readjusted to the Exercise Price and number of Warrant Shares which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(g)	No adjustment in the Exercise Price will be made pursuant to this Section 5 in respect of the issue from time to time of Common Shares issuable from time to time as dividends paid in the ordinary course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a Capital Reorganization.

(h)	In any case in which this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder, upon the exercise of the Warrants evidenced hereby after such record date and before the occurrence of such event, the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Warrant Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Warrant Shares on and after such exercise.

(i)	The adjustments provided for in this Section 5 are cumulative, shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and shall apply (without duplication) to successive Reclassifications of Warrant Shares, Capital Reorganizations, Rights Offerings and Special Distributions; provided that, notwithstanding any other provision of this Section 5, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price then in effect (except upon a consolidation of the outstanding Warrant Shares) (provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

(j)	No adjustment in the number of Warrant Shares which may be purchased upon exercise of the Warrants evidenced hereby or in the Exercise Price shall be made pursuant to this Warrant certificate if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants evidenced hereby for Warrant Shares prior to the effective date or record date of such event.

(k)	If at any time prior to the Time of Expiry the Corporation will take any action affecting the Common Shares, other than an action or an event described above in this Section 5, which in the opinion of the directors of the Corporation would have a material adverse effect upon the rights of the Holder under this Warrant certificate, the Exercise Price and/or the number of Warrant Shares purchasable under this Warrant certificate will be adjusted in such manner and at such time as the directors may determine to be equitable in the circumstances.

(l)	In the event of any question arising with respect to the adjustments provided in this Section 5, such question shall conclusively be determined by the Corporation’s auditors and such determination, absent manifest error, shall be binding upon the Corporation and the Holder.

(m)	As a condition precedent to the taking of any action which would require an adjustment in the subscription rights pursuant to the Warrants, including the Exercise Price and the number of such classes of shares or other securities or property which are to be received upon the exercise thereof, the Corporation shall take all corporate action which may, in the opinion of counsel, be necessary in order that the Corporation has reserved and there will remain unissued out of its authorized capital a sufficient number of Warrant Shares for issuance upon the exercise of the Warrants evidenced hereby, and that the Corporation may validly and legally issue as fully paid and non-assessable of all the shares of such classes or other securities or may validly and legally distribute the property which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(n)	At least twenty-one (21) days prior to the effective date or record date, as the case may be, of any event which requires an adjustment in the subscription rights pursuant to this Warrant certificate, including the Exercise Price and the number and classes of shares or other securities or property which are to be received upon the exercise thereof, the Corporation shall give notice to the Holder of the particulars of such event and the required adjustment. If it is not reasonably practicable for the Corporation to give twenty-one (21) days’ notice as aforesaid, the Corporation will give as much notice as is reasonably practicable in the circumstances.

6. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the Warrant Shares from time to time subscribed for and purchased in the manner provided in this Warrant certificate and the certificate representing such Warrant Shares to be issued. All Warrant Shares which are issued upon the exercise of the right of purchase provided in this Warrant certificate, upon payment therefor of the amount at which such Warrant Shares may be purchased pursuant to the provisions of this Warrant certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant certificate.

7. No Fractional Warrant Shares. Despite any adjustments provided for herein or otherwise, the Corporation shall not be required, upon the exercise of any Warrants, to issue fractional Warrant Shares or other securities in satisfaction of its obligations hereunder. Any fractional Warrants shall be rounded down to the nearest whole number and the Holder shall not be entitled to any compensation in respect of any fractional Warrant Share that is not issued.

8. Non-Transferability. The Warrants evidenced hereby shall not be assignable or transferable by the Holder.

9. Covenants.

(a)	The Corporation shall use its reasonable best efforts to maintain its status as a “reporting issuer” (or the equivalent thereof) not in default of the requirements of the applicable securities laws the Canadian jurisdictions in which the Corporation is currently a reporting issuer.

(b)	If the issuance of the Warrant Shares upon the exercise of the Warrants requires any filing or registration with or approval of any securities regulatory authority or other governmental authority or compliance with any other requirement under any law before such Warrant Shares may be validly issued, the Corporation agrees to use reasonable best efforts to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

(c)	The Corporation will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as may be reasonably required for effecting the intentions and provisions of this Warrant certificate.

10. Replacement Certificate. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Warrant certificate), the Corporation will issue to the Holder a replacement certificate (containing the same terms and conditions as this Warrant certificate).

11. Legending of Warrant Shares.

(a)	If the Holder is located in, or subject to the applicable securities laws of, a province or territory of Canada, each certificate representing the Warrant Shares issued upon the exercise of this Warrant prior to the date which is four months and one day after the date hereof will bear the following legend:

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE [DATE WHICH FOUR MONTHS AND ONE DAY FROM ISSUANCE], 2025.”

provided that at any time subsequent to the date which is four months and one day after the date hereof, any certificate representing such Warrant Shares may be exchanged for a certificate bearing no such legend.

(b)	Each certificate representing the Warrant Shares originally issued to or for the account or benefit of a U.S. Person (as such term is defined in Section 12) or a person in the United States may bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES AND IN THE CASE OF CLAUSES (C) AND (D) THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION REASONABLY SATISFACTORY TO THE CORPORATION.”

12. Definitions.

(a)	“Convertible Securities” means securities convertible into or exchangeable for Common Shares or Participating Shares or both;

(b)	“Current Market Price”. For the purpose of any computation under this Warrant certificate, the “Current Market Price” at any date shall be the weighted average price per share for the twenty (20) consecutive trading days before such date on the TSX Venture Exchange (or, if the Warrant Shares are not listed on such stock exchange, on such other stock exchange on which the Warrant Shares are listed as may be selected for such purpose by the directors of the Corporation or, if the Warrant Shares are not listed on any stock exchange, then on the over-the-counter market), except that if any stock exchange on which the Warrant Shares are then trading requires that the Current Market Price be calculated in a different manner, then the Current Market Price shall be calculated in such different manner. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market, as applicable, during the said 20 consecutive trading days by the total number of such shares so sold;

(c)	“Participating Share” means a share (other than a Common Share) that carries the right to participate in earnings to an unlimited degree; and

(d)	“U.S. Person” means a “U.S. person” as such term is defined in Regulation S promulgated under the U.S. Securities Act.

13. Successor. The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Corporation, acting reasonably, considers are necessary or advisable to establish that upon the consummation of such transaction:

(a)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Warrant certificate, and

(b)	the Warrants will be a valid and binding obligation of the successor corporation entitling the holder, as against the successor corporation, to all the rights of the holder under this Warrant certificate.

Whenever the conditions of this Section 13 shall have been duly observed and performed, the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Warrant certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

14. General.

(a)	The headings in this certificate are for reference only and do not constitute terms of the Warrant certificate.

(b)	Whenever the singular or masculine is used in this Warrant certificate the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

(c)	This Warrant certificate shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

(d)	This Warrant certificate shall be subject to, governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia with respect to any dispute related to or arising from this Warrant.

(e)	For the purposes hereof, “business day” means any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia and, if any period expires or any day on which any action is to be taken under this Warrant certificate falls on a day which is not a business day, it shall be deemed to refer to the next business day.

(f)	If any covenant or provision herein or any portion hereof is determined to be void, unenforceable or prohibited by the law of any province or the local requirements of any provincial or federal government authority, such shall not be deemed to affect or impair the validity of any other covenant or provision herein or a portion thereof, as the case may be, nor the validity of such covenant or provision or a portion thereof, as the case may be, in any other jurisdiction.

(g)	All references herein to monetary amounts are references to lawful money of Canada.

(h)	Any notice which the Corporation is required to give to the Holder hereunder shall be deemed to be properly given if sent by ordinary prepaid mail to the address for the Holder shown on cover page of this Warrant certificate (unless the Holder subsequently notifies the Corporation of a change of such address), and such notice will be deemed to be given at the time of mailing.

[Signature page follows.]

IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be executed this ___ day of _________, 2025.

BUNKER HILL MINING CORP.

By:
Authorized Signatory

THIS WARRANT CERTIFICATE MAY BE DELIVERED BY E-MAIL IN PDF OR OTHER LEGALLY PERMISSIBLE ELECTRONIC SIGNATURE, WHICH SHALL BE DEEMED TO BE AN ORIGINAL SIGNATURE.

Bunker Hill – Signature Page to Warrant Certificate

SCHEDULE “A”

SHARE PURCHASE WARRANT

SUBSCRIPTION FORM

(To be signed only upon exercise of such Warrant)

BUNKER HILL MINING CORP.

300 – 1055 West Hastings Street

Vancouver, British Columbia, Canada V6E 2E9

Attention: Brenda Dayton, Vice President – Investor Relations

Dear Sirs/Mesdames:

The undersigned holder of the attached Warrant certificate hereby subscribes for _______________ shares of common stock (the “Shares”) of Bunker Hill Mining Corp. (the “Corporation”) pursuant to the terms of the Warrant certificate at the Exercise Price on the terms specified in the Warrant certificate and contemporaneously with the execution and delivery hereof makes payment therefor on the terms specified in the Warrant certificate. Terms not otherwise defined herein have the meanings attributed to them in the Warrant certificate.

The undersigned holder represents, warrants and certifies as follows (only one of the following boxes must be checked):

☐	A.	The undersigned holder at the time of exercise of the Warrants (i) is not in the United States; (ii) is not a U.S. person and is not exercising the Warrants on behalf or for the account of a U.S. person or a person in the United States; (iii) did not execute or deliver this Subscription Form in the United States; and (iv) delivery of the underlying Shares will not be to an address in the United States; or

☐	B.	The undersigned holder (i) is the U.S. person that acquired the Warrants on [●], 2025; (ii) is exercising the Warrants for its own account or for the account of a principal that was disclosed when it acquired the Warrants; (iii) is, and such disclosed principal, if any, is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act at the time of exercise of the Warrants; and (iv) the representations and warranties of such holder made in the equity payment with the Corporation, dated as of [●], 2025, remain true and correct as of the date of exercise of the Warrants.

Note: The terms “U.S. person” and “United States” have the meaning ascribed thereto in Regulation S under the U.S. Securities Act.

It is understood that the Corporation and the Corporation’s transfer agent may require evidence to verify the foregoing representations.

The undersigned irrevocably hereby directs that __________ Shares be issued and delivered as follows:

Name in Full	Address	Number of Shares

DATED this_____day of ____________________, __________.

(Signature)

Appendix B

Incorporation of Certain Information by Reference

The Company is “incorporating by reference” certain documents filed with the SEC, which means that the Company is disclosing important information to the Vendor by referring the Vendor to those documents instead of having to repeat the information in this Equity Payment Agreement. The information in the documents incorporated by reference is part of this Equity Payment Agreement. This Equity Payment Agreement incorporates by reference the documents listed below that the Company has have previously filed with the SEC:

1.	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 28, 2025.

2.	The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30. 2024. filed with the SEC on November 07, 2024.

3.	The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30. 2024. filed with the SEC on July 30, 2024.

4.	The Company’s proxy statement on Schedule 14A filed with the SEC on May 24. 2024.

5.	The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31. 2024. filed with the SEC on May 9. 2024.

6.	The Company’s Current Reports on Form 8-K filed with the SEC on January 31, 2024, June 26, 2024, August 14. 2024, October 8. 2024, December 18. 2024, March 6. 2025, and March 31. 2025.

The Company also incorporates by reference all documents filed with the SEC on or after the date of this Equity Payment Agreement and prior to the sale of the Units to the Vendor.

Any statement contained in this Equity Payment Agreement or in a document incorporated or deemed to be incorporated by reference in this Equity Payment Agreement shall be deemed modified or superseded for purposes of this Equity Payment Agreement to the extent that a statement contained in this Equity Payment Agreement, or in any subsequently filed document that also is deemed to be incorporated by reference, modifies, or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Equity Payment Agreement.

The Vendor may request, orally or in writing, a copy of these documents, which will be provided to the Vendor at no cost (other than exhibits, unless such exhibits are specifically incorporated by reference), by contacting Tom Francis, c/o Bunker Hill Mining Corp., at 300-1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9. Telephone number (385) 529-7477. These documents and further information about the Company may also be found on the Company’s website at https://bunkerhillmining.com.

Statements contained in the documents filed with the SEC that refer to the contents of any contract or other document are not necessarily complete, and in each instance, the Vendor is referred to the copy of the contract or other document filed as an exhibit to the filings.